  STRATTON
  MONTHLY
  DIVIDEND
  SHARES, INC.

--------------------------------------------------------------------------------







  SMDS

--------------------------------------------------------------------------------

                  ANNUAL REPORT
                DECEMBER 31, 1996

FUND HIGHLIGHTS


                                    December 31,     October 31,
                                        1996            1996
                                    ------------    ------------

    Total Net Assets                $103,779,735    $100,888,737
    Net Asset Value Per Share       $      27.43    $      25.79
    Shares Outstanding                 3,783,660       3,912,574
    Number of Shareholders                 5,838           6,113
    Average Size Account            $     17,777    $     16,504
----------------------------------------------------------------


Portfolio Changes For the Two Months* Ended December 31, 1996

Major Purchases                             Major Sales

American Health Properties, Inc./(1)/       Atlantic Energy, Inc.
Developers Diversified Realty Corp./(1)/    Consolidated Edison Co. of NY,
                                              Inc./(2)/
Equity Inns, Inc./(1)/                      Dominion Resources, Inc. VA/(2)/
Glimcher Realty Trust/(1)/                  Enova Corp./(2)/
Innkeepers USA Trust/(1)/                   Houston Industries, Inc./(2)/
Merry Land & Investment Co., Inc./(1)/      Minnesota Power & Light Co./(2)/
Pacific Gulf Properties, Inc./(1)/          Ohio Edison Co./(2)/
Sunstone Hotel Investors, Inc./(1)/         PECO Energy Co./(2)/
Tanger Factory Outlet Centers, Inc./(1)/    P P & L Resources, Inc./(2)/
Winston Hotels, Inc./(1)/                   Western Resources, Inc./(2)/

/(1)/ New Holdings                          /(2)/ Eliminations


Ten Largest Holdings December 31, 1996

                                             Market     Percent
                                              Value      of TNA
                                           -----------  --------
U.S. West Communications Group Delaware..   $5,482,500      5.3%
Nevada Power Co..........................    5,125,000      4.9
Rochester Gas & Electric Corp............    4,781,250      4.6
Health Care REIT, Inc....................    4,755,450      4.6
Boston Edison Co.........................    4,703,125      4.5
National Health Investors, Inc...........    4,673,775      4.5
Excel Realty Trust, Inc..................    4,440,625      4.3
Eastern Utilities Associates.............    4,343,750      4.2
Developers Diversified Realty Corp.......    3,341,250      3.2
Merry Land & Investment Co., Inc.........    3,225,000      3.1
                                           -----------     ----
                                           $44,871,725     43.2%
                                           ===========     ====

*Shortened period due to change in fiscal year end.

Note: On 11/29/96, at the special meeting of shareholders of the Fund, the shareholders voted to approve the proposal to change the industry concentration policy of the Fund from the utility industry to the REIT and utility industries. The results of that vote are as follows: 2,441,982, For; 74,418 Against; and 46,680, Abstain.

DEAR SHAREHOLDER:

The Board of Directors of Stratton Funds determined to change the fiscal year of all Funds to end on December 31. Therefore, you are receiving an annual report from Stratton Monthly Dividend Shares which reflects these eleven months ending on December 31, 1996. The primary reason for this change was to permit all of the Funds' reports to be printed and mailed together in the future. This should save significant shareholder expense in printing and postage and reduce the expense ratio of the Funds. In the future, you will receive a combined quarterly report starting with the March 31, 1997 quarter.

The year 1996 was a positive one for Stratton Monthly Dividend Shares. Our total return was 8.58%. Total assets were $103,779,735. The Fund's net asset value per share closed at $27.43 as of December 31, 1996. During those eleven months, the Fund paid eleven monthly distributions of $0.16 per share.

Portfolio activity during the first eleven months has been at an unusually high level; our annual realized turnover rate was 69%. The primary reason was the shift in portfolio emphasis from electric utilities toward REITs in the portfolio. At the time of this writing we have raised our ownership in REITs to 71.4% of the Fund's assets and lowered our ownership of electric utilities to 7.4%. The average yield on the REIT portfolio is 7.8% which is satisfactory in meeting the current needs of our regular SMDS dividend payout. Our annualized expense ratio for the eleven month period remained at a low level of 1.02%.

We maintain our forecast that the economy will grow in a moderate fashion for the next twelve months. The growth rate in GDP should be between 1.5%-3% fueled by continuation of moderate growth in consumer spending together with continued business spending for information processing equipment. This combination of moderate growth and no external shocks to the economic system should produce interest rates that range between 6%-7%, reflecting a low inflation level and no unusual demand for debt funding. Low levels of interest rates should be beneficial to the REIT industry.

Our average annual total return for fifteen years has been 11.80% as shown on page 5. The table on page 3 shows that a $10,000 investment in the Fund at the beginning of our management activity in 1981 would have grown to $59,359 by December 31, 1996 if you reinvested all dividends and capital gains distributions. We welcome new investors to the Fund and hope that you will continue to recommend this Fund to your friends and associates. As a 100% No Load Fund, with no sales charges, it is through your active support that our Fund becomes known to a broader circle of investors.

                                Sincerely yours,



         James W. Stratton              Gerard E. Heffernan
              Chairman                                President

February 11, 1997

                 ILLUSTRATION OF AN ASSUMED $10,000 INVESTMENT
                   IN STRATTON MONTHLY DIVIDEND SHARES, INC.
     (With all Dividend income and Capital Gains Distribution Reinvested)


Initial Investment        $9,113   9,354   10,808   10,667   11,795   14,604   16,320   13,181   12,824   12,861   12,084   14,609
Reinvested Inc. Div          583   1,641    3,107    4,379    6,627   10,328   13,744   13,041   15,044   17,513   19,388   26,570
Reinvested Cap. Gains
Distribution              $    -     -        -        -        -       -         503    1,043    1,015    1,018      956    1,156
                       -----------------------------------------------------------------------------------------------------------
Total Value               $9,696  10,995   13,915   15,046   18,422   24,932   30,567   27,265   28,883   31,392   32,428   42,335
                       ===========================================================================================================
$ Div. and Distrib
Were Taken in Cash
$ Amt Div Inc.            $  500     924      682    1,013    1,075    1,139    1,197    1,081    1,092    1,076    1,156    1,024
$ Amt Cap Gain Distrib    $    -      -        -       -        -        -        263      341       -       -        -        -
                       -----------------------------------------------------------------------------------------------------------


Initial Investment        15,701  15,060   13,039   14,383   14,399
Reinvested Inc. Div       31,818  33,590   32,499   39,890   43,821
Reinvested Cap. Gains
Distribution               1,242   1,192    1,032    1,138    1,139
                        ---------------------------------------------
Total Value               48,761  49,842   46,570   55,411   59,359
                        =============================================
$ Div. and Distrib
Were Taken in Cash
$ Amt Div Inc.             1,018   1,024    1,008    1,008      924    = 17,234 TOTAL DIV INC
$ Amt Cap Gain Distrib       -       -        -        -         -     =
                        ---------------------------------------------

NOTE: If dividend income and capital gains distributions were taken in cash, the results would be as shown above under "value of original shares."

Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                            PERFORMANCE COMPARISONS
 (Price Appreciation Plus Dividends & Capital Gains Distributions Reinvested)


 Period Ended   Average Annual    Aggregate
   12/31/96      Total Return   Total Return
 ------------   --------------  ------------
 1 year           +  8.58%       +   8.58%
 5 year           +  6.75        +  38.63
10 year           +  7.60        + 108.03
15 year           + 11.80        + 432.77




The average annual total return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial investment by $1,000 and taking the root of the quotient equal to the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The aggregate total return is computed by determining the aggregate compounded rate of return during specified periods that likewise equates the initial amount invested to the ending redeemable value of such investment.

All dividends and capital gains distributions have been reinvested on the reinvestment dates during the period. There are no sales charges, 12b-1, or redemption fees of any kind in Stratton Monthly Dividend Shares, Inc. Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------
                              Stratton Monthly Dividend Shares                    Total Investment Return
      Period                           Per Share Data                      Dividends & Capital Gains Reinvested
------------------------------------------------------------------------------------------------------------------
    Year Ended          Net Asset         Income        Capital Gains       Capital       Income          Total
    December 31           Value          Dividends       Distributions       Return        Return         Return
------------------------------------------------------------------------------------------------------------------
5/31/80 (inception)     $19.05               -                -                -             -             -
------------------------------------------------------------------------------------------------------------------
       1980              17.76           0.985                -            -   6.8 %       +  5.2%     -   1.6%
------------------------------------------------------------------------------------------------------------------
       1981              18.21           1.755                -            +   2.5         + 10.8       + 13.3
------------------------------------------------------------------------------------------------------------------
       1982              20.06            1.67                -            +  10.2         + 10.5       + 20.7
------------------------------------------------------------------------------------------------------------------
       1983              20.49            1.92                -            +   2.1         +  9.8       + 11.9
------------------------------------------------------------------------------------------------------------------
       1984              22.42            2.04                -            +   9.4         + 11.8       + 21.2
------------------------------------------------------------------------------------------------------------------
       1985              26.62            2.16                -            +  18.7         + 11.2       + 29.9
------------------------------------------------------------------------------------------------------------------
       1986              29.21            2.28             $0.50           +   9.7         + 10.8       + 20.5
------------------------------------------------------------------------------------------------------------------
       1987              23.44            2.09              0.65           -  19.8         +  8.4       - 11.4
------------------------------------------------------------------------------------------------------------------
       1988              23.63            2.08                -            +   0.8         +  9.0       +  9.8
------------------------------------------------------------------------------------------------------------------
       1989              25.88            2.05                -            +   9.5         +  9.3       + 18.8
------------------------------------------------------------------------------------------------------------------
       1990              22.66            2.20                -            -  12.4         +  8.6       -  3.8
------------------------------------------------------------------------------------------------------------------
       1991              28.31            1.95                -            +  24.9         + 10.2       + 35.1
------------------------------------------------------------------------------------------------------------------
       1992              29.16            1.94                -            +   3.0         +  7.4       + 10.4
------------------------------------------------------------------------------------------------------------------
       1993              29.17            1.95                -               -            +  6.6       +  6.6
------------------------------------------------------------------------------------------------------------------
       1994              23.78            1.92                -            -  18.5         +  6.4       - 12.1
------------------------------------------------------------------------------------------------------------------
       1995              27.19            1.92                -            +  14.3         +  9.1       + 23.4
------------------------------------------------------------------------------------------------------------------
       1996              27.43            1.92                -            +   0.9         +  7.7       +  8.6
------------------------------------------------------------------------------------------------------------------


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      STRATTON MONTHLY DIVIDEND SHARES AND THE DOW JONES UTILITY INDEX *
                  TEN YEAR PERFORMANCE (12/31/86 - 12/31/96)


           [GRAPH OF STRATTON MONTHLY DIVIDEND SHARES APPEARS HERE]


    Average Annual Total Return
       1 Year    5 Year   10 Year
       8.58%     6.75%     7.60%



       SMDS             DOW JONES
                        UTILITIES
1986  $10,000             $10,000
1987   $8,860              $9,198
1988   $9,724             $10,659
1989  $11,550             $14,460
1990  $11,108             $13,802
1991  $15,006             $15,563
1992  $16,568             $16,302
1993  $17,662             $17,882
1994  $15,520             $15,152
1995  $19,158             $20,058
1996  $20,803             $21,922


* The Dow Jones Utility Average is an unmanaged index of common stocks issued by electric and gas utilities.

               DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Monthly Dividend Shares' objective is to seek a high rate of return from dividend and interest income on its investments in common stocks and securities convertible into common stocks. The Fund will invest at least 80% of its assets in common stock and securities convertible into, or exchangeable for, common stock. The Fund will invest at least 25% of its assets in securities of real estate investment trusts and of public utility companies engaged in the production, transmission or distribution of electric, energy, gas, water or telephone services.

From an overall equity universe of more than 2,500 companies, Stratton Management through computer techniques screens down to about 100 companies by selecting stocks which possess a dividend yield of at least 6%. Our second screen then reduces that universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage. The portfolio contains approximately thirty to fifty companies that meet these tests. Fundamental security analysis is applied to those companies on a continuing basis. The final selection of stocks for the portfolio of Stratton Monthly Dividend Shares is made by James W. Stratton, who has served as portfolio manager for sixteen years. In his absence a back-up portfolio manager, Gerard E. Heffernan serves.

The volatility of the portfolio as measured by the Beta of the stocks is considerably below average when compared to other stock mutual funds. By combining high dividend yields and lower than average price volatility, the Fund tries to produce good relative performance in up markets and superior relative performance in down markets.

The Fund is likely to experience superior relative performance in periods that accompany declining interest rates. The Fund is likely to be affected negatively in performance in periods of rising interest rates. Conditions relating to the Fund's performance over the past twelve months and our outlook for the next twelve months, are presented in the President's letter on page 2.

                        STRATTON MONTHLY DIVIDEND SHARES
                            (Questions and Answers)

What is the Fund's goal and investment strategy?

SMDS is managed to provide a high level of current monthly income and to offer the potential for long-term capital appreciation. In order to achieve these goals, the Fund invests substantially all of its assets in high income-producing U.S. equity securities.
     ------

Who should invest?

SMDS is ideally suited for the income-oriented stock investor. The Fund may be particularly attractive to "retired individuals" needing a steady stream of income to meet living expenses and also wanting moderate long-term growth to help offset inflation.

What types of stocks are in the SMDS portfolio?

SMDS, from 1980 through 11/29/96, was heavily invested in the securities of public utility companies. In the Fall of 1996, it was the belief of Stratton Management Company, the Fund's Advisor, supported by a proxy vote of the Fund's outstanding shares, that the Fund's primary mission of maintaining and distributing a high level of dividend income would be significantly enhanced by allowing the Fund to concentrate its assets both in Real Estate Investment Trusts and public utility companies. The management of the Fund will attempt to seek out the best opportunities in high dividend paying stocks. The portfolio normally holds 30 to 50 investment positions comprised of the following types of securities:

  Real Estate Investment Trusts - Currently, 60% or more of the Fund is invested
  -----------------------------
  in high dividend paying REITs. Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. There are several types of real estate properties that are owned by REITs, including health care facilities, regional malls, office centers, hotels and industrial buildings.

  Utility Stocks - Utilities have had a history of paying much higher dividends
  --------------
  than most industrial stocks. With the advent of competition in the previously regulated and monopolistic electric utility industry, however, the monopoly status that this industry has enjoyed in the past is being eroded. This is good for consumers as it should produce price competition and lower rates. What is good for consumers, however, is not necessarily good for investors, as this competition will most likely produce lower rates of return on equity. Currently, that portion of the portfolio allocated to public utilities is less than 25%.

  Convertible Securities - Portfolio and industry diversification are broadened
  ----------------------
  further with convertible preferred stocks and convertible bonds. Convertible securities offer higher yields than their issuer's underlying common stock but still have similar growth potential.

What is a REIT?

A Real Estate Investment Trust or REIT (pronounced "reet") is an investment vehicle that was established by the Real Estate Investment Trust Act in 1960. REITs were designed to provide investors with a tradable interest in a pool of real estate or real estate related assets. REITs are required to derive at least 75% of their gross income from real estate investments, either in rental income or in interest income from holding mortgages. In addition, REITs must pay out 95% of their net taxable income to shareholders as dividends.

What is Return of Capital?

REITs pay dividends to their shareholders based upon funds available for distribution ("FAD"). It is quite common for these dividends to exceed a REIT's taxable earnings and profits because net taxable income does not include noncash items like depreciation. This often results in the excess portion of those dividends being designated as a return of capital. For income tax purposes, the portion of total dividends designated as a return of capital is not taxed as income.

Alternatively, an investor's cost basis in shares of the Fund should be reduced by the amount of the return of capital. When an investor sells those shares, this reduction of cost basis serves to increase the amount taxed at the current capital gains tax rate. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. Shareholders will be notified as to the tax status of dividend distributions at the end of each calender year with an I.R.S. Form 1099DIV. In 1996, no part of the SMDS dividend distributions was a return of capital.

Who is the Fund's Investment Advisor?

Stratton Management Company in Plymouth Meeting, Pennsylvania has been the Investment Advisor to the Fund since 1980. James W. Stratton, the chief investment officer, is a nationally recognized proponent of yield-based investing with over 30 years of investment management experience. Mr. Stratton holds a B.S. in Geophysics from Penn State University and an M.B.A. from The Harvard Business School.


SCHEDULE OF INVESTMENTS                                                             DECEMBER 31, 1996

                                                                                           Market
Number of                                                                                   Value
 Shares                                 Security                                          (Note 1)
---------                               --------                                     ---------------
           COMMON STOCKS - 87.3%
           Real Estate Apartments - 7.5%

 50,000    Evans Withycombe Residential, Inc. ................................    $      1,050,000
150,000    Merry Land & Investment Co., Inc. .................................           3,225,000
 40,000    Mid-America Apartment Communities, Inc. ...........................           1,155,000
 78,300    Town & Country Trust ..............................................           1,145,137
 50,000    Walden Residential Properties, Inc. ...............................           1,243,750
                                                                                   ---------------
                                                                                         7,818,887
                                                                                   ---------------
           Real Estate Diversified - 5.9%

 75,000    Colonial Properties Trust .........................................           2,278,125
 90,900    EastGroup Properties, SBI .........................................           2,488,388
 70,000    Pacific Gulf Properties, Inc. .....................................           1,365,000
                                                                                   ---------------
                                                                                         6,131,513
                                                                                   ---------------
           Real Estate Health Care - 12.7%

100,000    American Health Properties, Inc.  .................................           2,387,500
 70,000    Health & Retirement Properties Trust ..............................           1,356,250
194,100    Health Care REIT, Inc. ............................................           4,755,450
123,400    National Health Investors, Inc. ...................................           4,673,775
                                                                                   ---------------
                                                                                         3,172,975
                                                                                   ---------------

           Real Estate Hotels/Motels - 8.7%

165,000    Equity Inns, Inc. .................................................           2,145,000
160,000    Innkeepers USA Trust ..............................................           2,220,000
 60,000    RFS Hotel Investors, Inc. .........................................           1,185,000
100,000    Sunstone Hotel Investors, Inc. ....................................           1,312,500
155,000    Winston Hotels, Inc. ..............................................           2,111,875
                                                                                   ---------------
                                                                                         8,974,375
                                                                                   ---------------

           Real Estate Outlet Centers - 3.2%

 50,000    Mills Corp. .......................................................           1,193,750
 80,000    Tanger Factory Outlet Centers, Inc. ...............................           2,170,000
                                                                                   ---------------
                                                                                         3,363,750
                                                                                   ---------------
           Real Estate Regional Malls - 5.1%

280,000    Crown American Realty Trust .......................................           2,100,000
339,000    Mid-America Realty Investments, Inc. ..............................           3,220,500
                                                                                   ---------------
                                                                                         5,320,500
                                                                                   ---------------

                See accompanying notes to financial statements.



SCHEDULE OF INVESTMENTS                                                           DECEMBER 31, 1996

                                                                                           Market
Number of                                                                                   Value
 Shares                                 Security                                          (Note 1)
---------                               --------                                     ---------------
           COMMON STOCKS - 87.3% (continued)

           Real Estate Shopping Centers - 14.4%

 60,000    Bradley Real Estate, Inc. .........................................    $      1,080,000
 90,000    Developers Diversified Realty Corp. ...............................           3,341,250
175,000    Excel Realty Trust, Inc. ..........................................           4,440,625
 70,800    Glimcher Realty Trust .............................................           1,557,600
166,000    IRT Property Co. ..................................................           1,909,000
 67,500    The Price Reit, Inc.  .............................................           2,598,750
                                                                                   ---------------
                                                                                        14,927,225
                                                                                   ---------------
           Real Estate Office/Industrial - 2.1%

 70,000    Commercial Net Lease Realty, Inc. .................................           1,111,250
 30,000    TriNet Corporate Realty Trust, Inc. ...............................           1,065,000
                                                                                   ---------------
                                                                                         2,176,250
                                                                                   ---------------
           Telecommunications - 5.3%

170,000    U. S. West Communications Group Delaware ..........................           5,482,500
                                                                                   ---------------
           Utilities - 22.4%

115,000    Atlantic Energy, Inc. .............................................           1,969,375
175,000    Boston Edison Co. .................................................           4,703,125
 50,000    Delmarva Power & Light Co. ........................................           1,018,750
250,000    Eastern Utilities Associates ......................................           4,343,750
250,000    Nevada Power Co. ..................................................           5,125,000
 35,300    Orange & Rockland Utilities, Inc. .................................           1,266,388
250,000    Rochester Gas & Electric Corp. ....................................           4,781,250
                                                                                   ---------------
                                                                                        23,207,638
                                                                                   ---------------

           Total Common Stocks (cost $88,155,667) ............................          90,575,613
                                                                                   ---------------


           PREFERRED STOCKS - 1.5%

100,000    Psychiatric Group Preferred Depositary Shares .....................           1,587,500
                                                                                   ---------------
               (each depositary share represents 1/10th of a share of
               American Health Properties Psychiatric Group Pfd. Stock)

           Total Preferred Stocks (cost $1,777,330) ..........................           1,587,500


                See accompanying notes to financial statements.


SCHEDULE OF INVESTMENTS                                                             DECEMBER 31, 1996

                                                                                           Market
Number of                                                                                   Value
 Shares                                 Security                                          (Note 1)
---------                               --------                                     ---------------
           CONVERTIBLE DEBENTURES - 5.1%

$2,659,000 Interstate/Johnson Lane, Inc. 7.75% Cv. Sub. Debs. 03/31/11 .......    $      2,599,172
$2,500,000 Mid-Atlantic Realty Trust 7.625% Cv. Sub. Debs. 09/15/03 ..........           2,675,000
                                                                                   ---------------
           Total Convertible Debentures (cost $4,842,231) ....................           5,274,172



           SHORT-TERM NOTES - 5.3%

$1,300,000 General Electric Capital Corp. 5.90% due 01/02/97 .................           1,300,000
$1,600,000 General Motors Acceptance Corp. 5.98% due 01/03/97 ................           1,600,000
$1,100,000 Ford Motor Credit Corp. 5.90% due 01/06/97.........................           1,100,000
                                                                                   ---------------
$1,550,000 Ford Motor Credit Corp. 5.80% due 01/07/97.........................           1,550,000
                                                                                   ---------------
           Total Short-Term Notes (cost $5,550,000) ..........................           5,550,000
                                                                                   ---------------

           Total Investments - 99.2% (cost $100,325,228)*.....................         102,987,285

           Cash and other assets, less liabilities - 0.8%... .................             792,450
                                                                                   ---------------
           NET ASSETS - 100.0%................................................  $      103,779,735
                                                                                   ===============


*Aggregate cost for federal income tax purposes is $100,325,228; and net unrealized appreciation is as follows:

           Gross unrealized appreciation......................................  $        7,272,068
           Gross unrealized depreciation......................................          (4,610,011)
                                                                                   ---------------
              Net unrealized appreciation....................................   $        2,662,057
                                                                                   ===============



                     See accompanying notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1996


ASSETS
   Investments in securities at market value (identified cost $100,325,228) (Note 1).....  $ 102,987,285
   Cash..................................................................................          4,382
   Dividends receivable..................................................................        720,067
   Interest receivable...................................................................        112,744
   Prepaid expenses......................................................................          2,583
   Receivable for capital stock sold.....................................................          8,120
   Receivable for investment securities sold.............................................      1,446,476
                                                                                           -------------
       Total Assets......................................................................    105,281,657
                                                                                           -------------

LIABILITIES
   Accrued expenses......................................................................         47,725
   Payable for capital stock redeemed....................................................         47,258
   Payable for investment securities purchased...........................................      1,406,939
                                                                                           -------------
       Total Liabilities.................................................................      1,501,922
                                                                                           -------------
NET ASSETS
   Applicable to 3,783,660 shares; $1.00 par value; 10,000,000 shares authorized ........  $ 103,779,735
                                                                                           =============
   Net asset value, offering and redemption price per share
      ($103,779,735 / 3,783,660 shares)..................................................  $       27.43
                                                                                           =============
SOURCE OF NET ASSETS
   Paid-in capital.......................................................................  $ 117,117,892
   Accumulated net realized loss on investments..........................................    (16,000,214)
   Net unrealized appreciation of investments............................................      2,662,057
                                                                                           -------------
       Net Assets........................................................................  $ 103,779,735
                                                                                           =============
---------------------------------------------------------------------------------------------------------

                                STATEMENT OF OPERATIONS
                            11 Months Ended December 31, 1996

INCOME
  Dividends..............................................................................  $   7,205,738
  Interest...............................................................................        689,394
                                                                                           -------------
     Total Income........................................................................      7,895,132
                                                                                           -------------
EXPENSES
  Advisory fees (Note 2).................................................................        606,818
  Shareholder services fees (Note 2).....................................................        166,834
  Custodian fees (Note 2)................................................................         40,026
  Registration fees (Note 2).............................................................         31,256
  Printing and postage fees..............................................................         29,037
  Administrative services fees (Note 2)..................................................         27,500
  Directors' fees........................................................................         27,424
  Accounting/Pricing services fees (Note 2)..............................................         23,833
  Audit fees.............................................................................         19,605
  Miscellaneous fees.....................................................................         18,131
  Legal fees.............................................................................         14,400
  Taxes other than income taxes..........................................................          3,536
     Total Expenses......................................................................      1,008,400
                                                                                           -------------
        Net Investment Income............................................................      6,886,732
                                                                                           -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments.......................................................      1,855,839
  Net decrease in unrealized appreciation of investments.................................     (2,376,846)
                                                                                           -------------
     Net loss on investments.............................................................       (521,007)
                                                                                           -------------
        Net increase in net assets resulting from operations.............................  $   6,365,725


                See accompanying notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                        11 Months
                                                                          Ended           Year Ended
                                                                       December 31,       January 31,
                                                                           1996              1996
                                                                     ---------------     -------------
OPERATIONS
 Net investment income.........................................      $   6,886,732       $  9,610,334
 Net realized gain on investments..............................          1,855,839          2,695,575
 Net increase (decrease) in unrealized appreciation
  of investments...............................................         (2,376,846)          9,893,647
                                                                     -------------       -------------
   Net increase  in net assets resulting from operations.......          6,365,725          22,199,556

DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net investment income
  ($1.63 and $1.89 per share, respectively)....................        (6,886,732)         (9,700,521)
 Distributions in excess of net investment income
  ($.13 and $.03 per share, respectively)......................          (531,985)           (133,355)

CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets derived from the net change
  in the number of outstanding shares (a)......................       (24,434,759)        (17,164,513)
                                                                     -------------       -------------
   Total Decrease in Net Assets................................       (25,487,751)         (4,798,333)

NET ASSETS AT THE BEGINNING OF THE PERIOD .....................       129,267,486         134,066,319
                                                                     -------------       -------------
NET ASSETS AT THE END OF THE PERIOD ...........................      $103,779,735        $129,267,486
                                                                     ============        ============

(a) A summary of capital share transactions follows:



                                          11 Months Ended                Year Ended
                                         December 31, 1996            January 31, 1996
                                  --------------------------    ----------------------------
                                     Shares        Value           Shares          Value
                                  ----------   -------------    ----------     -------------
Shares issued...................     238,241   $   6,238,119       757,154     $  19,154,193
Shares reinvested from
  net investment income.........     165,671       4,298,372       239,595         6,039,536
                                  ----------   -------------    ----------    --------------
                                     403,912      10,536,491       996,749        25,193,729
Shares redeemed.................  (1,338,319)    (34,971,250)   (1,676,173)      (42,358,242)
                                  ----------   -------------    ----------    --------------
    Net decrease................    (934,407)  $ (24,434,759)     (679,424)    $ (17,164,513)
                                  ==========   =============    ==========    ==============


                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996

Note 1. - Significant Accounting Policies. Stratton Monthly Dividend Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's objective is to seek a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock.
It will seek its objective through investment of at least 25% of assets in securities of real estate investment trusts and of public utility companies engaged in the production, transmission or distribution of electric, energy, gas, water or telephone services. Due to the inherent risk of any type of investment, however, there can be no assurance that the objective of the Fund will be achieved. The Fund has changed its fiscal and tax year end from January 31 to December 31, commencing with December 31, 1996. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A. Security Valuation - Investments in securities traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded on the valuation date. Securities not listed or not traded are valued at the mean of the bid and ask price. Illiquid securities and other securities for which market valuations are not available are valued by or at the direction of the Board of Directors. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates market value.

  B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

  C. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryover available to offset future capital gains, if any, of approximately $16,000,000 of which $11,669,000 expires in 2003 and $4,331,000 expires in 2004.

  D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

  E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

  F. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes. The Fund has made certain investments in real estate investment trusts ("REITS") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITS in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions will also be designated as a return of capital.

Note 2. - During the eleven months ended December 31, 1996, the Fund paid advisory fees aggregating $606,818 to Stratton Management Company, (the "Advisor"). Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Fund and pays the salaries of the Fund's officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, the Fund pays a monthly fee to the Advisor at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement to offset a portion of the cost of certain administrative responsibilities delegated to FPS Services, Inc. Certain officers and directors of the Fund are also officers and directors of the Advisor. None of the Fund's officers receives compensation from the Fund.

                               December 31, 1996

The Fund's Administrator, Accounting Agent and Transfer Agent, FPS Services, Inc. ("FPS"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Fund are shareholders of FinDaTex, Inc. FPS received fees of $166,834 for providing shareholder services, $27,500 for certain administrative services and $23,833 for accounting/pricing services during the eleven months ended December 31, 1996. Pursuant to an agreement between The Bank of New York, (the "Custodian"), and FPS, the Custodian reallows a portion of its custody fee to FPS for certain services delegated to FPS. The amount is not readily determinable. FPS Broker Services, Inc., a wholly-owned subsidiary of FPS, serves as the Fund's principal underwriter and receives no fees for services in assisting in sales of the Fund's shares but does receive an annual fee of $3,000 for its services in connection with the registration of the Fund's shares under state securities laws.

Note 3. - Purchases and sales of securities, excluding short-term notes, aggregated $70,941,106 and $96,572,200, respectively, for the eleven months ended Decemer 31, 1996.
--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.



                                             11 Months                           Years Ended January 31,
                                               Ended    --------------------------------------------------------------------------
                                             12/31/96      1996      1995       1994     1993      1992     1991     1990    1989
                                             ---------   -------   -------    -------  -------   -------  -------  ------- -------
Net Asset Value, Beginning of Period........    $27.40     $24.84     $28.69   $29.91   $27.83    $23.02    $24.50  $24.43  $25.11
                                                ------     ------     ------   ------   ------    ------    ------  ------  ------
 Income From Investment Operations
 ---------------------------------
 Net investment income......................      1.63       1.88       1.94     1.87     1.94      1.97     2.05     2.09    2.10
 Net gains (loss) on securities
   (both realized and unrealized)...........      0.16       2.60      (3.87)   (1.14)    2.08      4.79    (1.33)    0.03   (0.70)
                                                ------     ------     ------   ------   ------    ------   ------   ------  ------
     Total from investment operations.......      1.79       4.48      (1.93)    0.73     4.02      6.76     0.72     2.12    1.40
                                                ------     ------     ------   ------   ------    ------   ------   ------  ------
 Less Distributions
 ------------------
 Dividends (from net investment
   income)..................................     (1.63)     (1.89)     (1.92)   (1.94)   (1.94)    (1.95)   (2.20)   (2.05)  (2.08)
 Distributions (in excess of net
   investment income).......................     (0.13)     (0.03)      0.00    (0.01)    0.00      0.00     0.00     0.00    0.00
                                                ------     ------     ------   ------   ------    ------   ------   ------  ------
     Total distributions....................     (1.76)     (1.92)     (1.92)   (1.95)   (1.94)    (1.95)   (2.20)   (2.05)  (2.08)
                                                ------     ------     ------   ------   ------    ------   ------   ------  ------
Net Asset Value, End of Period...........       $27.43     $27.40     $24.84   $28.69   $29.91    $27.83   $23.02   $24.50  $24.43
                                                ======     ======     ======   ======   ======    ======   ======   ======  ======
Total Return.............................         7.12%     18.98%     -6.57%    2.22%   15.18%    30.55%    3.30%    8.69%   5.93%

 Ratios/Supplemental Data
 ------------------------
 Net assets, end of period (in 000's).......  $103,780   $129,267  $134,066  $165,798  $98,227   $45,566  $31,178  $33,200 $33,845
 Ratio of expenses to average
   net assets...............................      1.02%*    0.99%     1.08%     0.99%    1.10%      1.23%    1.27%    1.25%   1.21%
 Ratio of net investment
   income to average net assets.............      6.94%*    7.42%     7.71%     6.12%    6.74%      7.63%    8.79%    8.19%   8.54%
 Portfolio turnover rate....................     69.19%    53.30%    39.50%    19.15%   35.94%     43.55%   14.00%   39.10%  15.00%
 Average commission rate paid...............   $0.0498       N/A       N/A       N/A      N/A        N/A      N/A      N/A     N/A

------------------
*   Annualized

                See accompanying notes to financial statements.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Stratton Monthly Dividend Shares, Inc.

     We have audited the accompanying statement of assets and liabilities of Stratton Monthly Dividend Shares, Inc., including the schedule of investments, as of December 31, 1996, and the related statement of operations for the eleven months then ended, the statement of changes in net assets for the eleven months then ended and for the year ended January 31, 1996, and the financial highlights for the eleven months then ended and for each of the five years ended January 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Monthly Dividend Shares, Inc. as of December 31, 1996, the results of its operations for the eleven months then ended, the changes in its net assets for the eleven months then ended and for the year ended January 31, 1996, and the financial highlights for the eleven months then ended and for each of the five years ended January 31, 1996, in conformity with generally accepted accounting principles.


Philadelphia, PA
January 13, 1997                            TAIT, WELLER & BAKER

                            SHAREHOLDER INFORMATION


Minimum Investment
------------------
The minimum amount for the initial purchase of shares of Stratton Monthly Dividend Shares is $2,000. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange
------------------

Shares of Stratton Monthly Dividend Shares may be exchanged by telephone for shares of the other funds managed by Stratton Management Company, Stratton Growth Fund, Inc. or Stratton Small-Cap Yield Fund, if a special authorization form has been completed and is on file with the Transfer Agent in advance. Exchanges will only be permitted when the securities of both funds involved are registered in the state of the investor's residence. Stratton Monthly Dividend Shares reserves the right to suspend the exchange privilege at any time. A Prospectus of Stratton Growth Fund or Stratton Small-Cap Yield Fund should be obtained and read prior to making any such exchange.

Income Dividend and Capital Gains Distributions
-----------------------------------------------
Stratton Monthly Dividend Shares expects to make monthly distributions of all net investment income, and an annual distribution of any net realized capital gains.

Systematic Withdrawal Plan
--------------------------

Investors who either own or purchase shares of Stratton Monthly Dividend Shares having a value of $10,000 or more may elect as another option to withdraw funds on a regular basis from their account on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more.

Share Price Information
-----------------------

The daily share price of Stratton Monthly Dividend Shares can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Fund is listed under Stratton Funds as Dividend or Monthly Dividend. The Fund's stock ticker symbol is STMDX.

Retirement Plans
----------------
Stratton Monthly Dividend Shares' IRA, Defined Contribution Plans and 403(b)(7) Retirement Plans are available at no minimum investment.

General Information on SMDS
---------------------------
Requests for a prospectus and financial information, past performance figures and an application, should be directed to the Fund's "Distributor":

FPS BROKER SERVICES, INC.
3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 800-634-5726


Existing Shareholder Account Services
-------------------------------------

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should continue to call or write our "Transfer Agent and Dividend Paying Agent":

FPS SERVICES, INC.
3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903
Telephones: 610-239-4600  . 800-441-6580


Investment Portfolio Activities
-------------------------------
Questions regarding Stratton Monthly Dividend Shares' investment portfolio should be directed to the Fund's "Investment Advisor":

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255


Additional Purchases Only to existing accounts should be mailed to a separate
-------------------------
lock box unit:

C/O FPS SERVICES, INC.
P.O. Box 412797, Kansas City, MO 64141-2797


 This report is authorized for distribution to shareholders and to others who have
  received a copy of the Prospectus of Stratton Monthly Dividend Shares, Inc.

SMDS   STRATTON MONTHLY
       DIVIDEND SHARES, INC.


Directors                               Investment Advisor

LYNNE M. CANNON                         STRATTON MANGEMENT COMPANY
JOHN J. LOMBARD, JR.                    Plymouth Meeting Executive Campus
HENRY A. RENTSCHLER                     610 W. Germantown Pike, Suie 300
MERRITT N. RHOAD, JR.                   Plymouth Meeting, PA 19462-1050
ALEXANDER F. SMITH                      Telephone: 610-941-0255
RICHARD W. STEVENS
JAMES W. STRATTON


Officers                                Transfer Agent and Dividend Paying Agent

JAMES W. STRATTON                       FPS SERVICES, INC.
Chairman                                3200 Horizon Drive, P.O. Box 61503
                                        King of Prussia, PA 19406-0903
GERARD E. HEFFERNAN                     Telephones: 610-239-4600 . 800-441-6580
President

JOHN A. AFFLECK
JOANNE E. KUZMA
FRANK H. REICHEL, III
Vice President

PATRICIA L. SLOAN
Secretary and Treasurer
                                        Independent Accountants
JAMES A. BEERS
CAROL L. ROYCE                          TAIT, WELLER & BAKER
Assistant Secretary                     2 Penn Center Plaza, Suite 700
Assistant Treasurer                     Philadelphia, PA 19102-1707